Health Net, Inc. Health Net, Inc. (NYSE: HNT) (NYSE: HNT) September 2009 Investor Presentation Exhibit 99.1

Cautionary Statement
Cautionary Statement
All statements in this presentation, other than statements of historical information provided herein, may be deemed to be forward-looking statements and as such are subject to a number of risks and uncertainties. These statements are based on management’s analysis, judgment, belief and expectation only as of the date hereof, and are subject to uncertainty and changes in circumstances. Without limiting the foregoing, statements including the words “believes,”
“anticipates,” “plans,” “expects,” “may,” “should,” “could,” “estimate,” “intend” and other similar expressions are intended to identify forward-looking statements. Actual results could differ materially due to, among other things, any failure to close the pending sale of our Northeast business; costs, fees and expenses related to the pending sale and proposed post-closing administrative services; potential termination of our TRICARE North operations; rising health care costs; a continued decline in the economy; negative prior period claims reserve developments; investment portfolio impairment charges; volatility in the financial markets; trends in medical care ratios; unexpected utilization patterns or unexpectedly severe or widespread illnesses; membership declines; rate cuts affecting our Medicare or
Medicaid businesses; litigation costs; regulatory issues; operational issues; health care reform and general business and market conditions. Additional factors that could cause actual results to differ materially from those reflected in the forward-looking statements include, but are not limited to, the risks discussed in the “Risk Factors” section included within the company's most recent Annual Report on Form 10-K, subsequent quarterly reports on Form 10-Q, and the risks discussed in the company’s other filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements. The company undertakes no obligation to publicly revise any of its forward-looking statements to reflect events or circumstances that arise after the date of this presentation.

Non-GAAP Measures
Non-GAAP Measures
•
This presentation includes quarterly income statement
measurements that are not calculated and presented in
accordance with Generally Accepted Accounting Principles.
Audience participants should refer to the reconciliation table available in the company’s second quarter 2009 earnings press release, available on the company’s Web site at
www.healthnet.com,
which reconciles certain non-GAAP
financial information to GAAP financial information.
•
Management believes that the non-GAAP financial information
discussed in this presentation is useful as it provides the
audience a basis to better understand the company’s results by excluding items that are not indicative of our core operating results for the periods presented.

2009 Focus
2009 Focus
•
Meet expectations
•
Resolve Northeast issues
•
Improve Medicare
•
Build commercial differentiation
•
Solidify balance sheet
•
Complete TRICARE process
•
Position for the future

2009 Expectations
2009 Expectations
As of June 30, 2009 Metric 2009 Guidance
Year-end membership
Commercial risk:  -3% to -5%
Medicaid: +6% to +8%
Medicare Advantage: -1% to -2%
PDP: -15% to -20%
Consolidated revenues $15.5 billion to $16.0 billion
Commercial yields ~7.5% to 8.0%
Commercial health care cost
trends
~7.0% to 7.5%
Selling cost ratio
Government contracts ratio
G&A expense ratio(a)
~2.9%
~95.0% to 95.5%
~9.6% to 9.8%
Tax rate (a) 38.5% to 38.7%
Weighted-average fully-
diluted shares outstanding
104 million to 105 million
GAAP EPS (b)
Non-GAAP EPS (a)
$1.85 to $2.05
$2.25 to $2.35
(a) Excludes the impact of expected operations strategy-related charges of $60 million to $70 million in 2009.
(b) The company is currently evaluating the impact of the potential sale of the Northeast business on its 2009 financial results, including potential impairment of goodwill and other intangibles, tax benefits, severance costs, and other transaction-related and operating costs that will be incurred during the transition period following the close of the transaction

Northeast Transaction
Northeast Transaction
• Announced sale of Northeast subsidiaries on July 20, 2009
• Expected to close within 12 months of announcement
• Currently valued at approximately $490 million to $610 million based on:
–
Transfer of tangible net equity of $450 million
–
Membership payments ranging from $60 million to
$180 million
–
$20 million net expense from run-out, tax benefits and
freed capital
• Regulatory approvals in process
• Planning business transition

Commercial Business Opportunities
Commercial Business Opportunities
• Product mix aligned with market changes
• Lower-cost, narrow network products gaining traction
– Interest in narrow networks resulting from economy
– Key to small group and mid-market growth
• Further margin expansion
– Disciplined pricing and stable health care costs
– Beneficial product and geographic mix changes
• Positioned for growth resulting from ongoing
environmental changes

Medicare Strategy
Medicare Strategy
• On-track to achieve 2009 goals
• Built on network-model MA plans
• Exiting Private-Fee-For-Service in 2010
• “Staying the course” in Part D
• Positioned for margin stability in the event
of MA cuts

Government & Specialty Services
Government & Specialty Services
• Stable financial performance near-term
– TRICARE award protest in process
– Anticipating extension of current
TRICARE contract
• Opportunities for growth
– MHN (behavioral health subsidiary)
– TRICARE Overseas
– Veterans Affairs

Repositioning G&A
Repositioning G&A
• G&A reductions remain an integral part of margin expansion
• Demonstrated progress to-date:
–
Application and infrastructure repositioning
–
Standardization of processes
–
Consolidation of operations
• Achieve significant G&A reductions with Northeast divestiture and TRICARE transition
• Eliminate stranded indirect costs as Northeast and TRICARE businesses wind down ($80 million to $100 million reduction
in 2011)
• Create leaner, more focused organization

Strong Balance Sheet
Strong Balance Sheet
•
Total cash and investments of $2.1 billion with an
average credit quality of AA+
•
Investment portfolio with market value of $1.5 billion
•
Total debt of $616.4 million
•
Excellent liquidity and financial strength
–
Current ratio of 1.5x
–
Total debt-to-capital ratio of 25.2%
•
Substantial cash availability expected over next two
years from operations and Northeast transaction
As of June 30, 2009

Health Net: The Future
Health Net: The Future
•
Positioned to respond to value-driven
demand in marketplace
•
Medicare in relatively secure position
going forward
•
Positioned for health reform
•
G&A reductions aligned with TRICARE and
Northeast transitions
•
Building strong cash position